COMBINED INFORMATION STATEMENT

OF

POLEN BANK LOAN FUND

a series of FundVantage Trust

(the “Acquired Fund”)

AND

PROSPECTUS

FOR

POLEN FLOATING RATE INCOME ETF

a series of FundVantage Trust

(the “Acquiring Fund”)

(each, a “Polen Fund” and together, the “Polen Funds”)

The address and telephone number of each Polen Fund is:

FundVantage Trust

103 Bellevue Parkway

Wilmington, Delaware 19809

(856) 528-3500

To the Shareholders of Polen Bank Loan Fund:

The Board of Trustees of Polen Bank Loan Fund (the “Acquired Fund”) has approved the reorganization (“Reorganization”) of your fund with and into Polen Floating Rate Income ETF (the “Acquiring Fund”) after considering the recommendation of Polen Capital Credit, LLC (“Polen Credit” or the “Adviser”), the investment adviser to your fund, and concluding that the Reorganization would be in the best interests of your fund.

Following is a brief description of certain aspects of the Reorganization:

●	Each fund has the same investment adviser, Polen Credit, and the same portfolio management team.

●	Each fund has the same investment objective; to seek to achieve overall total return consisting of a high level of current income together with long-term capital appreciation.

●	Each fund typically invests in a portfolio of fixed income securities with substantial overlap, but there may be differences in the implementation of the funds’ investment strategies. Your fund currently invests, and the Acquiring Fund intends to invest, primarily in bank loans and other high yield fixed income securities with a focus on “middle market” issuers in the United States and, to a lesser extent, Canada. The Acquiring Fund has an investment policy to, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in floating rate securities and other obligations (such as bank loans). Your fund has a similar investment policy that provides providing that under normal circumstances, the fund will invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in bank loans. Accordingly, following the completion of the Reorganization, you will be invested in a fund that is expected to have similar portfolio holdings of your fund but that may have exposure to a broader range of floating rate credit instruments in addition to bank loans.

●	The management fee rate payable by the combined fund (0.59%) will be lower than the management fee rate payable by your fund (0.65%).

●	The expense ratio of the combined fund, after any applicable contractual expense limitations, is expected to be lower than that of your fund.

●	Though the Acquired Fund has registered and authorized two classes of shares, Investor Class and Institutional Class, no Investor Class shares are currently issued and outstanding.

●	Your fund currently does not have a sufficient size to allow for more efficient operations and is not likely to attain such size in the future. The ETF structure of the Acquiring Fund may better position the combined fund to attract assets relative to your fund. The larger asset size of the combined fund may allow it, relative to your fund, to reduce per share expenses as fixed expenses will be shared over a larger asset base.

●	Upon completion of the Reorganization, you will hold shares of the Acquiring Fund with the same aggregate NAV as the Acquired Fund shares that you held immediately prior to the Reorganization. The Acquiring Fund has only one class of shares, which you will receive regardless of the class of Acquired Fund shares that you held immediately prior to the Reorganization.

●	The transaction is expected to be treated as a “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and shareholders therefore are not expected to recognize any taxable gain or loss on the exchange of the Acquired Fund shares for shares of the Acquiring Fund.

The Reorganization is expected to occur on or about March 21, 2025. No commission, redemption fee or other transactional fee will be charged in connection with the Reorganization.

A majority of shareholders have approved the Reorganization by written consent, and you are not being asked to vote. The enclosed document is purely for informational purposes. We are not asking you for a proxy and you are requested not to send us a proxy. We do, however, ask that you review the enclosed information statement/prospectus, which contains information about the combined fund, outlines the differences between your fund and the combined fund, and provides details about the terms and conditions of the Reorganization.

The Board of Trustees of your fund has unanimously approved the Reorganization and believes the Reorganization is in the best interests of your fund.

If you have any questions, please call (888) 426-7515.

Sincerely,

/s/ Joel L. Weiss

Joel Weiss President

COMBINED INFORMATION STATEMENT

OF

POLEN BANK LOAN FUND

a series of FundVantage Trust

(the “Acquired Fund”)

AND

PROSPECTUS

FOR

POLEN FLOATING RATE INCOME ETF

a series of FundVantage Trust

(the “Acquiring Fund”)

(each, a “Polen Fund” and together, the “Polen Funds”)

The address and telephone number of each Polen Fund is:

FundVantage Trust

103 Bellevue Parkway

Wilmington, Delaware 19809

(888) 426-7515

Shares of the Polen Funds have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed on upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in either Polen Fund (each sometimes referred to herein as a “fund”) is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This Information Statement/Prospectus concisely sets forth information that an investor needs to know before investing. Please read this Information Statement/Prospectus carefully before investing and keep it for future reference.

i

INTRODUCTION

This combined information statement/prospectus dated February 21, 2025 (the “Information Statement/Prospectus”) is being furnished to shareholders of Polen Bank Loan Fund (the “Acquired Fund”) in connection with the reorganization of the Acquired Fund with and into the Polen Floating Rate Income ETF (the “Acquiring Fund”) (the “Reorganization”). Upon the completion of the Reorganization, you will be a shareholder of a fund that has the same investment adviser and portfolio management team as your fund; the same investment objective as your fund; and pays a management fee rate that will be lower than the management fee rate payable by your fund. However, while each fund invests in bank loans and other high yield fixed income securities with a focus on “middle market” issuers in the United States and, to a lesser extent, Canada, there are differences in the funds’ investment strategies. Under normal circumstances, the Acquiring Fund will invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in floating rate securities and other obligations (such as bank loans). Your fund invests at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in bank loans. Accordingly, following the completion of the Reorganization, you will be invested in a fund that is expected to have similar portfolio holdings of your fund but that may have exposure to a broader range of credit instruments.

The Reorganization has been approved by the written consent of a majority of shareholders, and you are not being asked to vote. The Information Statement/Prospectus is purely for informational purposes. We are not asking you for a proxy and you are requested not to send us a proxy.

The Information Statement/Prospectus contains information you should know about the Reorganization.

A copy of the Agreement and Plan of Reorganization that provides for the Reorganization of your fund is attached to this Information Statement/Prospectus as Exhibit A. Shareholders should read this entire Information Statement/Prospectus, including Exhibit A, carefully.

The date of this Information Statement/Prospectus is February 21, 2025.

For more complete information about each fund, please read the fund’s prospectus and statement of additional information, as each may be amended and/or supplemented. Each fund’s prospectus and statement of additional information has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See “Where to Get More Information” below.

Where to Get More Information

Polen Bank Loan Fund’s (the “Acquired Fund”) current summary prospectus, prospectus, statement of additional information; Polen Floating Rate Income ETF’s (the Acquiring Fund) preliminary prospectus, preliminary statement of additional information.

On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: (888) 426-7515. See “Available Information.”
Polen Bank Loan Fund’s (the “Acquired Fund”) current annual and semi-annual report.	On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: (888) 426-7515. See “Available Information.”
A statement of additional information for this Information Statement/Prospectus (the “SAI”), dated February 21, 2025. It contains additional information about the funds.

On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: (888) 426-7515. This SAI is incorporated by reference into this Information Statement/Prospectus. See “Available Information.”

To ask questions about this Information Statement/Prospectus.	Call our toll-free number: (888) 426-7515.

The Acquired Fund’s summary prospectus, prospectus and statement of additional information dated September 1, 2024, as supplemented, and the statement of additional information for this Information Statement/Prospectus are incorporated by reference into this Information Statement/Prospectus.

Background to the Reorganization

Polen Capital Credit, LLC (“Polen Credit” or the “Adviser”), each fund’s investment adviser, has recommended the Reorganization of your fund with the Acquiring Fund, and the Board of Trustees has determined that the Reorganization is in the best interests of your fund. Factors that Polen Credit took into consideration in making its recommendation, and the Board of Trustees took into consideration in making its determination, include:

●	The Acquired Fund and the Acquiring Fund have identical investment objectives and substantially similar investment strategies.

●	The portfolio management team from Polen that currently manages the Acquired Fund would be primarily responsible for the day-to-day management of the Acquiring Fund.

●	The total annual fund operating expenses of the Acquiring Fund are expected to be lower than those of the Acquired Fund.

●	The risks associated with owning shares of the Acquiring Fund are substantially similar to the risks associated with owning shares of the Acquired Fund, with some exceptions, including certain ETF specific risks.

●	The net assets of the Acquired Fund over its lifetime and the greater potential for the Acquiring Fund to increase its assets over time compared to the Acquired Fund.

●	The terms and conditions of the Agreement and Plan of Reorganization, including the Acquiring Fund’s assumption of the assets and liabilities of the Acquired Fund.

●	The Reorganization would be structured to be a tax-free reorganization for federal income tax purposes.

●	The costs of the Reorganization, excluding any brokerage costs, would be borne by Polen and/or its affiliates and not by the Acquired Fund or Acquiring Fund.

●	The potential benefits of the Reorganization, including operational efficiencies, that may be achieved from the Reorganization.

●	The benefits of the ETF structure, including increases flexibility to buy and sell shares at current market prices, the transparency of portfolio holdings as well as tax advantages of the ETF structure.

●	The Acquired Fund shareholders will receive Acquiring Fund shares with the same aggregate NAV as their Acquired Fund shares (adjusted for distributions to redeem fractional shares, if any).

●	After the Reorganization, the Acquiring Fund shareholders will be able to purchase and sell shares throughout the trading day at the then-prevailing market prices on NYSE Arca, Inc. (the “Exchange”).

●	The alternatives available to the Acquired Fund shareholders, including the ability to redeem or exchange their shares.

At a meeting held on December 2-3, 2024, the Board of Trustees of the funds unanimously approved the Reorganization. The Reorganization has been approved by the written consent of a majority of Acquired Fund shareholders.

How Will the Reorganization Work?

●	The Reorganization is scheduled to occur on or about March 21, 2025, but may occur on such later date as the parties may agree in writing (the “Closing Date”).

●	Your fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume all of your fund’s liabilities.

●	The Acquiring Fund has a single class of shares, of which it will issue to the Acquired Fund with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund.

●	Shares of the Acquiring Fund will be distributed to you in proportion to the relative net asset value of your holdings of shares of each class of your fund on the Closing Date. Therefore, upon completion of the Reorganization, you will hold shares of the Acquiring Fund with the same aggregate net asset value as your aggregate holdings of the Acquired Fund immediately prior to the Reorganization. The net asset value attributable to each class of shares of the Acquired Fund will be determined using the Polen Funds’ valuation policies and procedures. Each fund’s valuation policy and procedures are identical.

●	No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

●	The Reorganization generally is not expected to result in gain or loss being recognized for federal income tax purposes by either fund or by the shareholders of either fund.

●	In approving the Reorganization, the Board of Trustees of FundVantage Trust (the “Trust”), including all of the Trustees who are not “interested” persons (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Polen Funds, Polen Credit, or Foreside Funds Distributors LLC, the Polen Funds’ principal underwriter and distributor (“Foreside”) (the “Independent Trustees”), determined that the Reorganization is in the best interest of each fund and will not dilute the interests of shareholders. The Trustees have made this determination based on factors that are discussed below.

●	Shareholders of your fund who determine that they do not wish to become shareholders of the Acquiring Fund may (a) redeem their shares of your fund prior to the Closing Date or (b) exchange their shares of your fund prior to the Closing Date for shares of another Polen Fund by contacting Polen Credit or their investment professional or financial intermediary. Please note that a redemption or an exchange of shares of your fund will be a taxable event and a shareholder may recognize a gain or loss for federal income tax purposes in connection with that transaction.

How Will the Reorganization Affect the Way Investors Purchase and Redeem Shares?

Following the Reorganization, shares of the Acquiring Fund may generally only be purchased and sold on the Exchange. Unlike the Acquired Fund, shares of the Acquiring Fund are not purchased at NAV directly with the Acquiring Fund. The Acquiring Fund will issue (or redeem) shares at NAV only to certain financial institutions that have entered into agreements with the Acquiring Fund’s distributor in large, aggregated blocks known as “Creation Units.” A Creation Unit of the Acquiring Fund consists of a specified number of shares as stated in the Acquiring Fund’s Prospectus. Creation Units are generally issued (or redeemed) in kind for securities (and an amount of cash) that the Acquiring Fund specifies each day at the NAV next determined after receipt of an order.

How Will the Reorganization Affect Acquired Fund Shareholders that Hold Their Shares Outside of a Brokerage Account?

Because shares of the Acquiring Fund are available for purchase and sale only on the Exchange, Acquiring Fund Shareholders must hold their Acquiring Fund Shares through a brokerage account or other Depositary Trust Company (“DTC”) participant. Acquired Fund Shareholders that have a brokerage account or other DTC participant account and have provided delivery instructions with respect to such accounts prior to March 14, 2025 will receive Acquiring Fund Shares delivered to their brokerage or DTC participant accounts following the reorganization. Acquired Fund Shareholders that do not have a brokerage account or other DTC participant account, or have not provided delivery instructions with respect to such accounts prior to March 14, 2025, will receive a cash distribution equal to the aggregate net asset value of Acquired Fund Shares held by such Acquired Fund Shareholders.

What Are the Federal Income Tax Consequences of the Reorganization?

As a condition to the closing of the Reorganization, the Polen Funds must receive an opinion of Troutman Pepper Locke LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code. Accordingly, subject to the limited exceptions described below under the heading “Tax Status of the Reorganization,” it is expected that neither you nor in general your fund will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of the shares that you receive in the Reorganization will be the same as the aggregate tax basis of the shares that you surrender in the Reorganization. In addition, your holding period for the shares you receive in the Reorganization will include the holding period of the shares that you surrender in the Reorganization, provided that you held those shares as capital assets on the date of the Reorganization. However, in accordance with the Polen Funds’ policy that each Polen Fund distributes its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt income and net capital gains for each taxable year (in order to qualify for tax treatment as a regulated investment company and avoid federal income and excise tax thereon at the fund level), your fund will declare and pay a distribution of such income and gains to its shareholders shortly before the Reorganization. Such distribution may affect the amount, timing or character of taxable income that you realize in respect of your fund shares. For more information, see “Tax Status of the Reorganization” in the Information Statement/Prospectus. Additionally, following the Reorganization, the combined fund will continue to make distributions according to its regular distribution schedule. You will generally need to pay tax on those distributions even though they may include income and gains that were accrued and/or realized before you became a shareholder of the Acquiring Fund.

Who Will Pay the Expenses Associated with the Reorganization?

Polen Credit, and not the Acquired Fund or the Acquiring Fund, will pay the expenses directly related to the Reorganization. The total amount of expenses of the Reorganization, including without limitation legal and accounting expenses, printing, postage, mailing, reporting costs, and regulatory filing fees, will be borne in its entirety by Polen Credit.

REORGANIZATION OF

POLEN BANK LOAN FUND

WITH

POLEN FLOATING RATE INCOME ETF

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

FUND COMPARISON

The Board of Trustees of the Trust has approved the Reorganization of your fund with the Acquiring Fund. There are similarities among the funds, as well as certain differences, including:

●	Continuity of Investment Adviser and Portfolio Management Team. Each fund has the same investment adviser and the same portfolio management team. Following the completion of the Reorganization, the combined fund will continue to be managed by Polen Credit. The portfolio managers, John W. Sherman and Benjamin J. Santonelli, will continue to manage the combined fund at the time of the completion of the Reorganization.

●	Same Investment Objective. Each fund currently has the same investment objective to seek to achieve overall total return consisting of a high level of current income together with long-term capital appreciation.

●	Investment Strategies – Similar Focus on High Yield Credit Instruments Issued by Middle Market Issuers. Each fund typically invests in a portfolio of fixed-income securities with substantial overlap, but there may be a difference in the implementation of the funds’ investment strategies. Your fund currently invests, and the Acquiring Fund intends to invest, primarily in bank loans and other high yield fixed income securities with a focus on “middle market” issuers in the United States and, to a lesser extent, Canada. The Acquiring Fund has an investment policy to, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in floating rate securities and other obligations (such as bank loans). Your fund has a similar investment policy that provides providing that under normal circumstances, the fund will invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in bank loans. Accordingly, following the completion of the Reorganization, you will be invested in a fund that is expected to have similar portfolio holdings of your fund but that also may have exposure to a broader range of floating rate credit instruments in addition to bank loans.

●	Lower Management Fee Rate and Total Operating Expenses. The management fee rate payable by the combined fund will be lower than the management fee rate payable by your fund. Following the completion of the Reorganization, the expense ratio of the combined fund is expected to be lower than that of your fund.

●	ETF Structure. The ETF structure allows investors to buy and sell shares at current market prices rather than at NAV and provides additional transparency with respect to portfolio holdings.

The tables below provide a comparison of certain features of your fund to the features of the Acquiring Fund that will be in effect upon the completion of the Reorganization. In the table below, if a row extends across the entire table, the policy disclosed applies to both your fund and the Acquiring Fund.

	Acquired Fund Polen Bank Loan Fund	Acquiring Fund Polen Floating Rate Income ETF
Investment Objective	The fund seeks to achieve overall total return consisting of a high level of current income together with long-term capital appreciation.
Principal Investment Strategies	The fund will pursue its investment objective by seeking to outperform the broader bank loan market over a complete credit cycle. The “credit cycle” is a cyclical event that generally occurs over a several year timeframe as access to credit increases or decreases for borrowers. The “bank loan market” generally comprises first lien and second lien senior loans that are provided by a group of lenders and are structured, arranged and administered by one or several commercial or investment banks.	The fund will pursue its investment objective by seeking to outperform, after taking into account fees and expenses, the broader bank loan market over a complete credit cycle. The “credit cycle” is a cyclical event that generally occurs over a several year timeframe as access to credit increases or decreases for borrowers. The “bank loan market” generally comprises first lien and second lien senior loans that are provided by a group of lenders and are structured, arranged and administered by one or several commercial or investment banks.
	The fund has adopted an investment policy providing that under normal circumstances, the fund will invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in bank loans.	The fund has adopted an investment policy providing that under normal circumstances, the fund will invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in floating rate securities and other obligations (such as bank loans).
For purposes herein, a bank loan is an instrument arranged by a bank (or similar financial institution) to a company that typically holds legal claim to such company’s assets that is senior to all (or substantially all) other debt obligations.
The fund’s 80% policy may be changed by the Board of Trustees without shareholder approval upon 60 days’ notice to shareholders.
The fund will seek to achieve its objective mainly by investing in bank loans and other high yield fixed income securities (commonly referred to as“ junk” bonds) with a focus on “middle market” issuers in the United States and, to a lesser extent, Canada.
The Adviser considers middle market companies to be those with normalized earnings before interest, tax and depreciation in the range of $75-250 million.
The fund will invest its assets primarily in credit instruments that are rated below investment grade by some or all relevant independent rating agencies, including Moody’s Investors Service, Standard and Poor’s Rating Services and Fitch Ratings (including a significant portion of such assets in credit instruments in the lower tier of the high yield and leveraged loan market that are rated B and below). Additionally, certain other high yield securities may be unrated by rating agencies, but determined by the Adviser to be of similar quality as other below investment grade bonds and credit instruments and accordingly purchased for investment by the fund.
High yield fixed income securities include high yield corporate bonds, senior loans, convertible bonds, preferred stock, and other types of debt instruments (including, without limitation, unregistered (Rule 144A) securities, floating and variable rate securities and other restricted fixed income securities to the extent permitted by the Investment Company Act of 1940, as amended.
In addition, the fund may also hold positions in equity or other assets that the fund receives as part of a reorganization process of a high yield issuer, and may hold those assets until such time as the Adviser believes that a disposition is most advantageous.

	Acquired Fund Polen Bank Loan Fund	Acquiring Fund Polen Floating Rate Income ETF
From time to time, the fund may make investments in distressed or defaulted securities or in issuers that are in bankruptcy.
The fund does not have any maturity or duration requirements.
In making these investments, the Adviser will seek to purchase instruments that the Adviser believes are undervalued and offer a compelling risk/reward ratio. Specifically, the Adviser’s investment process will attempt to exploit inefficiencies in the high yield credit markets by adhering to a disciplined, bottom-up, fundamentally-oriented investment process with an emphasis on downside protection. This process applies value investing principles through rigorous research coupled with financial, structural and legal analysis, including a review of bankruptcy law considerations where applicable. The foundation of this investment process is to derive an accurate, real-time valuation of a target company, and only invest in securities of that company’s capital structure that offer a significant margin of safety coupled with strong total return potential. By utilizing such a fundamental, bottom-up approach to investing, the Adviser will seek to add value first and foremost through security selection
The Adviser intends to manage a relatively concentrated portfolio typically comprising between 50-100 issuers and 60-110 issues; however, the fund may fall outside such ranges at the Adviser’s discretion based on then-available investment opportunities.
Portfolio Turnover	The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, affect the fund’s performance.
	During the fiscal year ended April 30, 2024, the fund’s portfolio turnover rate was 120% of the average value of its portfolio.	The fund is newly organized, and therefore, does not have any portfolio turnover history.
Investment Adviser	Polen Capital Credit, LLC
Portfolio Manager

John W. Sherman and Banjamin J. Santonelli serve as the Portfolio Managers for the fund.

John W. Sherman, Portfolio Manager, joined Polen Credit (formerly DDJ Capital Management, LLC) in 2007 and has more than 20 years of corporate finance and investment experience. Mr. Sherman serves as co-portfolio manager of Polen Credit’s U.S. Opportunistic High Yield strategy, lead portfolio manager of its Bank Loan strategy, and portfolio manager of its Credit Opportunities strategy. He is also a member of Polen Credit’s Investment Review Committee. Prior to joining Polen Credit, Mr. Sherman was an associate in the Healthcare Group at Thoma Cressey Equity Partners, focusing on private equity investments in middle-market companies. Prior to joining Thoma Cressey Equity Partners, Mr. Sherman was in the Investment Banking Division of Citigroup where he was an analyst in the Global Healthcare Group. Mr. Sherman serves as a member of the board of directors of a portfolio company held by certain funds and accounts managed by Polen Credit. Mr. Sherman graduated magna cum laude with a BBA from the University of Notre Dame.

Benjamin J. Santonelli, Portfolio Manager, joined Polen Credit (formerly DDJ Capital Management, LLC) in 2004 and has more than 20 years of experience in sourcing, analyzing, and managing investments across a variety of industries. Mr. Santonelli serves as co-portfolio manager of Polen Credit’s U.S. Opportunistic High Yield strategy, lead portfolio manager of its Credit Opportunities strategy, and portfolio manager of its Bank Loan strategy. He is also a member of Polen Credit’s Investment Review Committee. Mr. Santonelli serves as a member of the board of directors of a portfolio company held by certain funds and accounts managed by Polen Credit. Mr. Santonelli received his BA from Amherst College.

	Acquired Fund Polen Bank Loan Fund	Acquiring Fund Polen Floating Rate Income ETF
Fiscal Year End	April 30
Trust	A non-diversified series of FundVantage Trust, an open-end management investment company organized as a Delaware statutory trust
Net assets (as of October 31, 2024)	$9,116,718	N/A

Comparison of Principal Risks

Because the funds have identical investment objectives and portfolio managers, and similar investment strategies, the risks of investing the in the Acquired Fund and the Acquiring Fund are substantially the same, except that the Acquiring Fund is subject to certain additional risks unique to its operation as an ETF. The following describes the principal risks of investing the Acquired Fund and the Acquiring Fund.

Aside from those risks appearing under “ETF Risks,” which are applicable only to the Acquiring Fund, each of the Acquired Fund and the Acquiring Fund are subject to the principal risks summarized below. These risks could adversely affect the Funds’ net asset value (“NAV”), yield and total return. It is possible to lose money by investing in either the Acquired Fund or the Acquiring Fund. The funds may not be a suitable investment for all investors.

●	Bank Loan Risk: The fund’s investment in secured and unsecured assignments of (or participations in) bank loans may create substantial risk. In making investments in bank loans, which are made by banks or other financial intermediaries to borrowers, the fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. In addition, the settlement of bank loans occurs on an extended (multi-week) basis, which may prevent the fund from obtaining liquidity of certain assets within a desired timeframe. In addition, there is the potential that bank loans and other similar instruments may not be considered “securities” and, as a result, the fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

●	High Yield Securities Risk: High yield securities (also known as junk bonds) are generally considered riskier than investment grade, fixed income securities. The total return and yield of high yield securities can be expected to fluctuate more than the total return and yield of higher quality securities. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in high yield securities involves greater investment risk and is highly dependent on the Adviser’s credit analysis and market analysis.

●	Debt Securities Risk: Debt securities in which the fund invests are subject to several types of investment risk, including market or interest rate risk (i.e., the risk that their value will be inversely affected by fluctuations in the prevailing interest rates), credit risk (i.e., the risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity), call or income risk (i.e., the risk that certain debt securities with high interest rates will be prepaid or “called” by the issuer before they mature), and event risk (i.e., the risk that certain debt securities may suffer a substantial decline in credit quality and market value if the issuer restructures). Fixed income markets have recently experienced a period of relatively high volatility. If the Federal Reserve continues to increase interest rates, fixed income markets (and the high yield market in particular) could experience continuing high volatility, which could negatively impact the fund’s performance. A projection of an economic downturn or of a period rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payment on its debt securities.

●	Cash Positions: The fund may not always stay fully invested. For example, when the Adviser believes that market conditions are unfavorable for profitable investing or when it is otherwise unable to locate attractive investment opportunities, the fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the fund has committed available assets to desirable investment opportunities. When the fund’s investments in cash or similar investments increase, it may not participate in market advances to the same extent that it would if the fund remained more fully invested, and the fund’s ability to achieve its investment objective may be affected.

●	Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt securities risk and equity securities risk. Convertible bonds are subject to equity securities risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

●	Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as the payment of interest or principal on a debt security).

●	Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition, historical and prospective earnings of the company, interest rates, investor perceptions and overall market and economic conditions. The prices of securities change in response to many factors including the value of its assets.

●	Foreign Securities Risk: The risk that investing in foreign (non-U.S.) securities may result in the fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the fund’s investments to decline.

●	Canadian Securities Risk: The fund may invest in, and/or have exposure to, Canadian securities. The Canadian economy may be significantly affected by the U.S. economy because the U.S. is Canada’s largest trading partner and foreign investor. Canada’s largest exports are its natural resources, so the Canadian economy is dependent on the demand for, and supply and price of, natural resources, and any market developments that reduce the price of such goods could disproportionately affect the Canadian economy.

●	Interest Rate Risk: The risk of market losses attributable to changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by the fund will vary with changes in interest rates. The longer the average maturity of the fund’s investment portfolio, the greater the fluctuation in value.

●	Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

●	Management Risk: As with any managed fund, the Adviser may not be successful in selecting the best performing securities or investment techniques, and the fund’s performance may lag behind that of similar funds. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

●	Market Risk: The values of, and/or the income generated by, securities held by the fund may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, or adverse investor sentiment generally. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Geopolitical events, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are global economic powers, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as environmental and natural disasters, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy.

●	Limited History of Operations: The Acquiring Fund is a newly created series of the Trust which operates as an ETF. The Acquiring Fund has adopted the performance of the Acquired Fund as the result of a reorganization expected to be consummated after the close of business on March 21, 2025, in which the Acquiring Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Acquired Fund (the “Reorganization”). Prior to the Reorganization, the Acquiring Fund was a “shell” fund with no assets and had not commenced operations. The Acquired Fund is a mutual fund formed in 2022 and has a limited history of operations for investors to evaluate.

●	Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

●	Private Placement Risk: Private placements involve securities not registered under the Securities Act of 1933, as amended (the “1933 Act”). In addition to the general risks associated with fixed income securities, such securities (including “144A” securities) may be subject to restrictions on resale, transaction costs for such securities may be higher than comparable securities, and there may be no liquid secondary market for such securities.

●	Rating Agency Risk: Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely credit ratings in response to subsequent events. In addition, ratings agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

●	Rule 144A Securities Risk: The market for certain Rule 144A securities can be less active than the market for publicly-traded securities. Certain Rule 144A securities carry a heightened risk that the liquidity of these securities may become impaired, making it more difficult for the fund to sell these bonds at reasonable prices.

●	Small- and Mid-Cap Risk: The fund’s investment approach is focused on identifying attractive securities issued by “middle market” companies. However, the securities of smaller and mid-size companies tend to be more volatile and less liquid than securities of larger companies. This can adversely affect the prices at which the fund can purchase and sell these securities, and thus the value of the fund’s shares.

●	U.S. Government Agencies Securities Risk: Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

●	Valuation Risk: Unlike publicly-traded common stock, which trades on national exchanges, there is no central exchange for fixed-income securities, including bank loans, to trade. Such fixed-income securities generally trade on an “over-the-counter” market, where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of fixed-income securities may carry more risk than that of publicly-traded common stocks. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing by third-party pricing vendors. Moreover, to the extent that prices or quotations are not available from such third-party pricing vendors, or when the Adviser believes that they are unreliable, securities may be priced by the fund using fair value procedures approved by the Trust’s Board of Trustees. In addition, other market participants may value securities differently than the fund. As a result, the fund may be subject to the risk that when a fixed-income security is sold in the market, the amount received by the fund is less than the value of such fixed-income security carried on the fund’s books.

●	ETF Risks (Acquiring Fund only)

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The fund has a limited number of financial institutions that are authorized to purchase and redeem shares directly from the fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Cash Redemption Risk. A fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. For example, a fund may not be able to redeem in-kind certain securities held by the fund (e.g., restricted securities). In such a case, a fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

○	Market Trading Risk. Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. There are no obligations of market makers to make a market in the fund’s shares or of an authorized participant to submit purchase or redemption orders for Creation Units. Decisions by market makers or Authorized Participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the fund’s portfolio securities and the fund’s market price. This reduced effectiveness could result in fund shares trading at a premium or discount to its NAV and also greater than normal intraday bid/ask spreads. Additionally, in stressed market conditions, the market for the fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s portfolio holdings, which may cause a significant variance in the market price of the fund’s shares and its underlying value.

There can be no assurance that the shares will continue to trade on a stock exchange or in any market or that the fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market, or that such requirements will remain unchanged. Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.

During a “flash crash,” the market prices of the fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices. Shares of the fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.

○	Premium/Discount Risk. Shares of the fund may trade at prices other than NAV. Shares of the fund trade on stock exchanges at prices at, above or below its most recent NAV. The NAV of the fund is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings since the most recent calculation. The trading prices of the fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the fund’s shares may deviate significantly from NAV during periods of market volatility. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and resulting premium or discount to the shares’ NAV is likely to widen.

Any of these factors, among others, may lead to the fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The Adviser cannot predict whether shares will trade above (premium), below (discount) or at NAV. However, because shares can be created and redeemed in Creation Units at NAV, the Adviser believes that large discounts or premiums to the NAV of the fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the fund’s shares normally will trade on stock exchanges at prices close to the fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the fund that differ significantly from its NAV.

Comparison of Fees and Expenses

Shareholders of both funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold or sell shares of each fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The fees and expenses for the Acquired Fund in the table appearing below are based on the fees and expenses for the fiscal year ended April 30, 2024. The tables also show the pro forma expenses of the Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets as of April 30, 2024. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly. You will not pay any sales load, CDSC, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of Acquiring Fund Shares in the Reorganization.

	Acquired Fund Polen Bank Loan Fund (Institutional Class Shares)		Acquiring Fund Pro Forma 12 months ended April 30, 2024
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)(1)	1.00%		N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.65%		0.59	%(3)
Distribution (Rule 12b-1) Fees	None		0.00	%(4)
Other Expenses	1.46%		0.00%
Total Annual Fund Operating Expenses	2.11	%(2)	0.59%
Fee Waiver and/or Expense Reimbursement	(1.36)%		(0.10	)%(5)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75	%(2)	0.49%

(1)	Redemption Fee took effect on November 1, 2024.

(2)	Polen Credit has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Acquired Fund to the extent necessary to ensure that the Acquired Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 0.75% (on an annual basis) with respect to the Acquired Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2025 unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Acquired Fund. The Adviser is permitted to seek reimbursement from the Acquired Fund, subject to certain limitations, for fees it waived and Acquired Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No reimbursement will occur unless the Acquired Fund’s expenses are below the Expense Limitation.
(3)	The Acquiring Fund’s management fee is structured as a “unified fee.” Polen Credit has agreed to pay all expenses incurred by the Acquiring Fund except for the following expenses, each of which is paid by the Acquiring Fund: interest and other costs of borrowing; taxes and other governmental fees; brokerage expenses, trading expenses and other expenses in connection with the execution of portfolio transactions or in connection with creation and redemption transactions; acquired fund fees and expenses; accrued deferred tax liability; extraordinary expenses and other non-routine expenses of the Acquiring Fund; payments under the Acquiring Fund’s 12b-1 Plan (if activated); and the management fee payable to the Adviser.
(4)	The Acquiring Fund’s Rule 12b-1 Plan is authorized but inactive, such that no related fees accrue to the Acquiring Fund.
(5)	The Adviser has contractually agreed to waive 0.10% (10 basis points) of its investment advisory fee (the “Fee Waiver”) for the Acquiring Fund. The Fee Waiver will remain in place for one year after the commencement of the Acquiring Fund’s operations, unless the Board of Trustees approves its earlier termination.

Examples

The examples are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each fund for the time periods shown, and then, except as indicated, redeem all of your shares at the end of those periods. The examples also assume that (a) your investment has a 5% return each year and (b) each fund’s total annual operating expenses remain the same except for year one (which considers the effect of the applicable expense limitation). Pro forma expenses are included assuming consummation of the Reorganization as of April 30, 2024. The examples are for comparison purposes only and are not a representation of any fund’s actual expenses or returns, either past or future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares	Acquired Fund (Institutional Class Shares)	Acquiring Fund (Pro Forma)
Year 1	$77	$50
Year 3	$529	$179
Year 5	$1,009	$319
Year 10	$2,333	$728

Comparison of the Funds’ Past Performance

The Acquiring Fund is a newly formed “shell” fund that has not yet commenced operations, and therefore, has no performance history as of the date of this Information Statement/Prospectus. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire the assets and assume the liabilities of the Acquired Fund and continue the business of the Acquired Fund, except that the Acquiring Fund will operate as an ETF instead of a mutual fund, subject to a new investment advisory agreement. After the Reorganization, the Acquired Fund will remain the “accounting survivor” and, as a result, the Acquiring Fund will continue to show the historical investment performance and returns of the Acquired Fund.

The historical performance of the Acquired Fund, as it is to be adopted by the Acquiring Fund, is shown below and will be included in the Acquiring Fund’s Prospectus. The performance information below demonstrates (a) changes in the performance of the Acquired Fund’s shares from year to year; and (b) how the average annual total return of the Acquired Fund’s shares compare to those of a regulatorily required broad-based securities market index (Bloomberg U.S. Universal Index) (the “Regulatory Benchmark”) and the Morningstar LSTA U.S. Leveraged Loan Index (the “Performance Benchmark”). The Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the funds invest or to which the funds have exposure and which the Adviser uses to measure each fund’s performance. The Regulatory Benchmark, which represents a broader measure of market performance, has been included to comply with new regulatory requirements. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Remember, the Acquired Fund’s past performance, before and after taxes, is not necessarily an indication of how the Acquired Fund or Acquiring Fund will perform in the future. Had the Acquired Fund been structured as an ETF, its performance may have differed.

During the periods shown in the chart:

Best Quarter	Worst Quarter
4.14%	1.64%
(March 31, 2023)	(September 30, 2024)

Acquired Fund — Institutional Class Shares Average Annual Total Returns as of December 31, 2024	1 Year	Since Inception (June 30, 2022)
Return Before Taxes	8.88%	10.14%
Return After Taxes on Distributions	4.47%	5.96%
Return After Taxes on Distributions and Sale of Shares	5.26%	5.95%
Morningstar LSTA U.S. Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)[1]	8.95%	10.47%
Bloomberg U.S. Universal Index (reflects no deduction for fees, expenses or taxes)[1,2]	2.04%	2.29%

1	The Morningstar LSTA U.S. Leveraged Loan Index is a market-value weighted index designed to measure the performance of the U.S. leveraged loan index. The Bloomberg U.S. Universal Index benchmark covers U.S.-dollar denominated, taxable bonds that are rated either investment grade or high-yield.

2	Source: Bloomberg Index Services Limited. BLOOMBERG® and the indices referenced herein (the “Indices”, and each such index, an “Index”) are service marks of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”) and/or one or more third-party providers (each such provider, a “Third-Party Provider,”) and have been licensed for use for certain purposes to Polen Capital Credit, LLC (the “Licensee”). To the extent a Third-Party Provider contributes intellectual property in connection with the Index, such third-party products, company names and logos are trademarks or service marks, and remain the property, of such Third-Party Provider. Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors, including a Third-Party Provider, approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither Bloomberg nor Bloomberg’s licensors, including a Third-Party Provider, shall have any liability or responsibility for injury or damages arising in connection therewith.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Institutional Class shares of the Acquired Fund; after-tax returns for other share classes will vary.

	Acquired Fund	Acquiring Fund Post-Reorganization
Management fees

The fund pays the Adviser a fee for managing the fund. The Adviser’s annual fee as a percentage of the fund’s average daily net assets is 0.65%. The fee is computed daily and paid monthly.

For the fiscal year ended April 30, 2024, the Adviser effectively received an aggregate investment advisory fee as a percentage of average net assets of 0% due to fee waivers and expense reimbursements.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement is available in the fund’s semi-annual report to shareholders for the period ended October 31, 2024.

Upon completion of the Reorganization, the combined fund will pay the Adviser a unified management fee for managing the fund. The Adviser’s annual fee as a percentage of the fund’s average daily net assets will be 0.59%. The fee will be computed daily and paid monthly.

Reasons for the Reorganization

The Trustees of your fund believe that the proposed Reorganization will be advantageous to the shareholders of your fund for several reasons. The Trustees considered the following matters, among others, in approving the proposal:

●	The Acquired Fund and the Acquiring Fund have identical investment objectives and substantially similar principal investment strategies.

●	The portfolio management team of the Adviser that currently manages the Acquired Fund would be primarily responsible for the day-to-day management of the Acquiring Fund.

●	The total annual fund operating expenses of the Acquiring Fund are expected to be lower than those of the Acquired Fund.

●	The risks associated with owning shares of the Acquiring Fund are substantially similar to the risks associated with owning shares of the Acquired Fund, with some exceptions, including certain ETF specific risks.

●	The net assets of the Acquired Fund over its lifetime and the greater potential for the Acquiring Fund to increase its assets over time compared to the Acquired Fund.

●	The terms and conditions of the Agreement and Plan of Reorganization, including the Acquiring Fund’s assumption of the assets and liabilities of the Acquired Fund.

●	The Reorganization would be structured to be a tax-free reorganization for federal income tax purposes.

●	The costs of the Reorganization, excluding any brokerage costs, would be borne by the Adviser and not by the Acquired Fund or Acquiring Fund.

BOARD’S EVALUATION OF THE REORGANIZATION

For the reasons described above, the Board of Trustees of your fund, including the Independent Trustees, approved the Reorganization. In particular, the Board of Trustees determined that, taking into account the anticipated benefits to shareholders resulting from the Reorganization described above, the Reorganization is in the best interest of your fund and that the interests of your fund’s shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Acquiring Fund, including the Independent Trustees, approved the Reorganization. The Trustees of the Acquiring Fund also determined that, taking into account the anticipated benefits to shareholders resulting from the Reorganization described above, the Reorganization is in the best interests of the Acquiring Fund and that the interests of the shareholders of that fund would not be diluted as a result of the Reorganization.

CAPITALIZATION

The following table sets forth the capitalization of the Acquired Fund as of April 30, 2024, and the pro forma capitalization of the Acquiring Fund as if the Reorganization occurred on that date. The actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of the funds between April 30, 2024 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the funds during that period resulting from income and distributions, and changes in the accrued liabilities of the funds during the same period.

	Acquired Fund Institutional Class (October 31, 2024)(1)	Pro Forma Acquiring Fund (October 31, 2024)
Total Net Assets	$9,116,718	$9,116,718
Net Asset Value Per Share	$10.10	$25.00
Shares Outstanding	902,440	364,669

(1)	The Acquired Fund intends to execute a reverse stock split immediately prior to the Effective Date of the Reorganization such that the then current Net Asset Value Per Share equals $25.00. If this occurs, Acquired Fund Shareholders will receive one Acquiring Fund Share per share of the Acquired Fund that they own.

It is impossible to predict how many shares of the combined fund will actually be received and distributed by your fund on the Closing Date. The table should not be relied upon to determine the amount of combined fund shares that will actually be received and distributed.

OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATION

Purchase and Sale of Fund Shares

Shares of each fund are sold without a sales charge. Unlike the Acquired Fund, shares of the Acquiring Fund are not purchased at NAV directly with the Acquiring Fund. The Acquiring Fund will issue (or redeem) shares at NAV only to certain financial institutions that have entered into agreements with the Acquiring Fund’s distributor in large, aggregated blocks known as “Creation Units.” A Creation Unit of the Acquiring Fund consists of a specified number of shares as stated in the Acquiring Fund’s Prospectus. Creation Units are generally issued (or redeemed) in kind for securities (and an amount of cash) that the Acquiring Fund specifies each day at the NAV next determined after receipt of an order.

The Acquired Fund and the Acquiring Fund have different procedures for the purchase of shares. Shares of the Acquired Fund are sold on a continuous basis by the Distributor at the NAV next computed after the Acquired Fund or authorized financial intermediary has received your purchase order in good order. Shares of the Acquired Fund may be purchased directly through its transfer agent and through other authorized financial intermediaries. Shares of the Acquired Fund are sold without the imposition by the Acquired Fund of any sales charges. If you purchase shares through a financial intermediary you may be charged a brokerage commission or other transaction-based fees by the financial intermediary. All initial investments must be made by check or wire, and additional investments may be made by check, wire, or ACH. The Acquired Fund requires a minimum investment of $100,000. Certain exemptions apply as set forth in the Acquired Fund’s prospectus. See the Acquired Fund’s prospectus for more details.

Acquiring Fund Shares may be purchased on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Shares of the Acquiring Fund can be bought during the day like shares of other publicly traded companies. Buying Acquiring Fund Shares on an exchange involves certain costs. When buying shares through a financial intermediary, you may incur brokerage or other charges determined by your financial intermediary, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, a shareholder of the Acquiring Fund may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying shares in the secondary market (the “bid-ask spread”). The bid-ask spread applicable to purchasing shares of the Acquiring Fund varies over time based on the Acquiring Fund’s trading volume and market liquidity and is generally lower if the Acquiring Fund has a high trading volume and market liquidity and higher if the Acquiring Fund has little trading volume and market liquidity. Because Acquiring Fund Shares trade at market prices rather than at NAV, Acquiring Fund Shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. The trading prices of Acquiring Fund Shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for Acquiring Fund Shares and securities of the companies held by the Acquiring Fund, economic conditions and other factors, rather than the Acquiring Fund’s NAV, which is calculated at the end of each business day.

Holders of Acquired Fund Shares will not be assessed a front-end sales charge, CDSC, or redemption fee in connection with the Reorganization. Additional information and specific instructions explaining how to buy shares of each fund are outlined in each fund’s prospectus under the heading “Purchase and Sale of Fund Shares.”

Share purchases of the Acquired Fund may no longer be permitted approximately one week prior to the Reorganization. Investors should check the Acquired Fund’s website for further information.

The funds have different features for redeeming and exchanging shares.

Shares of the Acquired Fund may be redeemed on any day the Exchange is open, either directly through the fund’s transfer agent or through a financial intermediary. Shares of the Acquired Fund will be redeemed at the NAV next calculated after receipt of the redemption request in good order. Payment for redemptions is usually made within one business day, but not later than seven days after receipt of a redemption request, unless the check used to purchase the shares has not yet cleared. Redemption orders received in good order by the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, are processed at that day’s NAV. Redemption orders received after the close of the regular session of trading on the Exchange are processed at the NAV determined on the following business day. See the Acquired Fund’s prospectus for more details.

The Acquiring Fund will redeem shares at NAV only in Creation Units, and shares generally may only be sold on exchanges and other trading platforms, as explained above.

Shareholders of the Acquired Fund may sell their shares and buy shares of another Polen Fund by making a request in writing or by telephone (unless you declined telephone privileges on your account application). Exchange purchases are subject to the same minimum and subsequent investment levels as new accounts and to fund closing commitments. Because exchanges are treated as a sale and purchase for tax purposes, they are taxable transactions. See the Acquired Fund’s prospectus for more details. As an ETF with only one class of shares, the Acquiring Fund does not provide for the exchange of shares.

Rule 12b-1 Fees. Both the Acquired Fund and the Acquiring Fund are subject to 12b-1 Fees. The Trust has adopted a Rule 12b-1 plan under the 1940 Act for the Acquiring Fund with an annual fee of up to 0.25%. As of the date of this Proxy Statement/Prospectus, the Acquiring Fund does not anticipate that the Rule 12b-1 plan will be implemented at the time of the Reorganization or in the foreseeable future.

Portfolio Securities

The Acquired Fund does not anticipate any material repositioning of its portfolio in connection with the Reorganization.

The disposition of securities in connection with the Reorganization is not expected to result in the recognition of capital gains by your fund. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold, other capital gains and losses that may be recognized, and the combined fund’s ability to use any available tax loss carryforwards.

Tax Capital Loss Carryforwards

Federal income tax law generally permits a regulated investment company to carry forward indefinitely net capital losses from any taxable year to offset its capital gains. Because it has not yet commenced operations, the Acquiring Fund does not currently have any capital loss carryforwards. Presently, the net capital loss carryforwards of Acquired Fund can be summarized as follows:

Fund	Capital Loss Carryforwards (as of April 30, 2024)
Acquired Fund	$0.00

For the period ending on the Closing Date, each fund may have net realized capital gains or losses, and as of the Closing Date, a fund may also have net unrealized capital gains or losses.

The Reorganization may result in a number of limitations on the combined fund’s ability to use realized and unrealized losses of the Acquired Fund and the Acquiring Fund. The discussion below describes the limitations that may apply based on the funds’ tax attributes and relative net asset values as of April 30, 2024. Since the Reorganization is not expected to close until March 21, 2025, the net current-year realized capital gains and losses and net unrealized capital gains and losses and the effect of the limitations described may change significantly between now and the completion of the Reorganization. Further, the ability of your fund and the Acquiring Fund to use capital losses to offset gains (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

First, in the tax year of the combined fund in which the Reorganization occurs, the combined fund will be able to use carryforwards of your fund’s capital losses (including from your fund’s short taxable year ending on the Closing Date), subject to the limitations described in the following paragraphs, to offset only a prorated portion of the combined fund’s capital gains for such tax year, based on the number of days remaining in the combined fund’s tax year after the Closing Date.

Second, the Reorganization is expected to result in a limitation on the combined fund’s ability to use your fund’s capital loss carryforwards and, in certain cases, net unrealized losses inherent in your fund’s assets at the time of the Reorganization, in subsequent tax years. This limitation, imposed by Section 382 of the Code, will apply if your fund’s shareholders own less than 50% of the combined fund immediately after the Reorganization. This limitation is imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations. The annual limitation described in this paragraph for periods following the Reorganization generally will equal the product of the net asset value of your fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at the time of the Reorganization. This limitation may be prorated in the taxable year in which the Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.

Third, the Reorganization may result in limitations on the combined fund’s ability to use loss carryforwards of the Acquiring Fund, a portion of losses recognized by the Acquiring Fund in the taxable year in which the Reorganization occurs, and, in certain cases, a net unrealized loss inherent in the assets of the Acquiring Fund at the time of the Reorganization. This limitation will apply if the Acquiring Fund’s shareholders own less than 50% of the combined fund immediately after the applicable Reorganization. These limitations are imposed on an annual basis. Losses in excess of the limitations may be carried forward, subject to the generally applicable limitations on the carryforward of losses. The aggregate annual limitation described in this paragraph for periods following the applicable Reorganization generally will equal the product of the net asset value of the Acquiring Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at the time of the Reorganization. This limitation may be prorated in the taxable year in which the applicable Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.

Fourth, if the Acquired Fund or the Acquiring Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, the combined fund may not offset that gain, to the extent realized within five years of the Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of pre-Reorganization losses of the fund with the net unrealized gain) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other fund. This limitation will generally apply if the Acquiring Fund’s or the Acquired Fund’s unrealized capital gains as of the date of the Reorganization are greater than the lessor of $10,000,000 or 15% of the fair market value of its assets as of the Closing Date.

Because the Acquiring Fund has not yet commenced operations, it has no current-year net realized capital gains (losses) nor net unrealized gains (losses). As of April 30, 2024, the Acquired Fund had the following current-year net realized capital gains (losses) and net unrealized gains (losses):

Fund	Current Year Realized Capital Gains (Losses)	Net Unrealized Gains (Losses)
Acquired Fund	$40,885	$144,792

Fifth, any capital loss carryforwards from prior years, any net current-year capital losses, and, potentially, any unrealized capital losses will benefit the shareholders of the combined fund, rather than only the shareholders of the combining fund that incurred the loss.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

●	The Reorganization is scheduled to occur as of the open of business on March 24, 2025 (the “Closing Date”) but may occur on such later date as the parties may agree.

●	The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund’s liabilities. The net asset value of the Acquired Fund will be computed as of the close of business on the New York Stock Exchange on the business day preceding the Closing Date (i.e., March 21, 2025).

●	Shares of the Acquiring Fund will immediately be distributed to you in proportion to the relative net asset value of your holdings of shares of the Acquired Fund on the Closing Date. Though the Acquired Fund has registered and authorized two classes of shares, Investor Class and Institutional Class, no Investor Class shares are currently issued and outstanding. As a result, the Acquired Fund’s shareholders will end up as shareholders of the single class of shares of the Acquiring Fund. The Acquiring Fund shares that you receive in the Reorganization will have the same aggregate net asset value as your holdings of shares of the Acquired Fund immediately prior to the Reorganization. The net asset value attributable to a class of shares of each fund will be determined using the Trust’s valuation policies and procedures.

●	After the shares are issued, the Acquired Fund will be dissolved.

●	No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

●	The Reorganization, itself, generally is not expected to result in gain or loss being recognized for federal income tax purposes by shareholders of either your fund or the Acquiring Fund, except as set forth below under the heading “Tax Status of the Reorganization.” The Reorganization will not take place unless both funds receive a tax opinion from Troutman Pepper Locke LLP, counsel to the funds, as described below under the heading “Tax Status of the Reorganization.”

Agreement and Plan of Reorganization

The Agreement and Plan of Reorganization with respect to the Reorganization is attached as Exhibit A to this Information Statement/Prospectus. Material provisions of the Agreement and Plan of Reorganization are described below but are qualified in their entirety by the attached copy.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and Plan of Reorganization and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Article VI).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund’s performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from that fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Article VII).

The funds’ obligations are subject to the receipt of a favorable opinion of Troutman Pepper Locke LLP as to the federal income tax consequences of the Reorganization (see Agreement and Plan of Reorganization, Article 8.5).

Termination of Agreement and Plan of Reorganization. The Agreement and Plan of Reorganization may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund.

Expenses of the Reorganization. All expenses incurred by the Acquired Fund and the Acquiring Fund in connection with the Reorganization will be borne by Polen Credit.

TAX STATUS OF THE REORGANIZATION

The Reorganization is conditioned upon the receipt by each fund of an opinion from Troutman Pepper Locke LLP, counsel to the Polen Funds, substantially to the effect that, for federal income tax purposes:

●	The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the Acquiring Fund’s Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such Acquiring Fund Shares by the Acquired Fund in complete liquidation to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares, all as provided in the Agreement and Plan of Reorganization, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

●	Under Code Section 361, no gain or loss will be recognized by the Acquired Fund (i) upon the transfer of all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or (ii) upon the distribution (whether actual or constructive) of the Acquiring Fund shares by the Acquired Fund to the Acquired Fund shareholders in liquidation, as contemplated in the Agreement and Plan of Reorganization;

●	Under Code Section 1032, no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund as contemplated in the Agreement and Plan of Reorganization;

●	Under Code Section 362(b), the tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization;

●	Under Code Section 1223(2), the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

●	Under Code Section 354, no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of all of their Acquired Fund shares solely for the Acquiring Fund shares in the Reorganization;

●	Under Code Section 358, the aggregate tax basis of the Acquiring Fund shares to be received by the Acquired Fund shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor by such shareholder;

●	Under Code Section 1223(1), the Acquired Fund shareholder’s holding period for the Acquiring Fund shares to be received by the Acquired Fund shareholder will include the period during which the Acquired Fund shares exchanged therefor were held, provided that the Acquired Fund shareholder held the Acquired Fund shares as a capital asset on the date of the Reorganization; and

●	The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

Counsel will express no opinion as to (1) the effect of the Reorganization on (A) any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, (B) any Acquired Fund shareholder or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, (C) the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code, or (D) any limitations on the use or availability of capital losses, net operating losses, unrealized gain or loss or other losses under the Code.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of your fund and the Acquiring Fund. The condition that each fund receives such an opinion may not be waived by either fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

The foregoing discussion is very general and does not take into account any considerations that may apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

SHAREHOLDER INFORMATION FOR THE ACQUIRING FUND

Additional Purchase and Sale Information

The Acquiring Fund’s shares are listed for secondary trading on the Exchange and individual Fund shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. An exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell fund shares in the secondary market, you will pay the secondary market price for fund shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of fund shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the fund’s net asset value, which is calculated at the end of each business day (normally 4:00 p.m. Eastern time). Fund shares will trade on an exchange at market prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of fund shares. The trading prices of fund shares may deviate significantly from the fund’s net asset value during periods of market volatility. Given, however, that fund shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods. Each business day following the Reorganization, the following information will be available at https://www.polencapital.com/strategies/floating-rate-income-etf with respect to the fund: (i) information for each portfolio holding that will form the basis of the next calculation of the fund’s net asset value per fund share; (ii) the fund’s net asset value per fund share, market price, and premium or discount, each as of the end of the prior business day; (iii) a table showing the number of days the fund’s shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year; (iv) a line graph showing fund share premiums or discounts for the most recently completed calendar year and the most recently completed quarter since that year; (v) the fund’s median bid-ask spread over the last thirty calendar days; and (vi) if during the past year the fund’s premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the fund’s premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (“IOPV”) relating to the fund. The IOPV calculations are estimates of the value of the fund’s net asset value per fund share. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a “real-time” update of the net asset value per fund share. The IOPV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of the fund actual portfolio at a particular point in time. Moreover, the IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IOPV may not be calculated in the same manner as the net asset value, which (i) is computed only once a day, (ii) unlike the calculation of the IOPV, takes into account fund expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IOPV. The IOPV price is based on quotes and closing prices from the securities local market converted into U.S. dollars at the current currency rates and may not reflect events that occur subsequent to the local market close. Therefore, the IOPV may not reflect the best possible valuation of the fund’s current portfolio. Neither the fund nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The fund does not impose any restrictions on the frequency of purchases and redemptions; however, the fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board of Trustees evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the fund’s investment strategy, or whether they would cause the fund to experience increased transaction costs. The Board of Trustees considered that, unlike traditional mutual funds, fund shares are issued and redeemed only in large quantities of shares known as Creation Units, available only from the fund directly, and that most trading in the fund occurs on exchanges at prevailing market prices and does not involve the fund directly. Given this structure, the Board of Trustees determined that it is unlikely that (a) market timing would be attempted by the fund’s shareholders or (b) any attempts to market time the fund by shareholders would result in negative impact to the fund or its shareholders.

Portfolio Holdings Disclosure

A description of the Acquiring Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Acquiring Fund’s SAI, which is available, free of charge, by calling Shareholder Services toll-free at (888) 426-7515and will be available on the Acquiring Fund’s website following the Reorganization at https://www.polencapital.com/strategies/floating-rate-income-etf. The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Distributions

Each fund shareholder is entitled to the shareholder’s pro rata share of the fund’s income and net realized gains on the fund’s investments. The fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The fund may earn income dividends from stocks, interest from debt securities and, if participating, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to fund shareholders as “income dividend distributions.” The fund will generally realize short-term capital gains or losses whenever it sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. The fund will generally realize long-term capital gains or losses whenever it sells or exchanges assets held for more than one year. Net capital gains (the excess of the fund’s net long-term capital gains over its net short-term capital losses) are distributed to shareholders as “capital gain distributions.” While the fund does not intend to make distributions that would be treated as return of capital to shareholders, the fund’s investment in REITs may require the fund to pay out estimated distributions that could constitute a return of capital to fund shareholders. Any return of capital to shareholders will be distributed after payment of fund fees and expenses, and should not be considered dividend income or total return of an investment in fund shares.

Income dividend distributions, if any, for the fund is generally distributed to shareholders quarterly, but may vary significantly from period to period. Net capital gains for the fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other time to comply with the distribution requirements of the Code.

If you buy shares of the fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Distributions in cash may be reinvested automatically in additional whole fund shares only if the broker through whom you purchased fund shares makes such option available. Distributions which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested (unless you are investing through an IRA, retirement plan or other U.S. tax-advantaged investment plan).

Code of Ethics

In accordance with Rule 17j-1 of the 1940 Act, each of the Trust and the Adviser have adopted a code of ethics (each, a “Code of Ethics” and together, the “Codes of Ethics”).

The Codes of Ethics are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among the Adviser or the Trust. Each Code of Ethics identifies the employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes of Ethics may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by the funds under certain circumstances.

Under the Code of Ethics adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code of Ethics adopted by the Adviser, personal trading is subject to pre-clearance and other conditions set forth in its Code of Ethics.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all of the Codes of Ethics including information about any material violations of the Codes of Ethics. The Codes of Ethics are on public file as exhibits to the Trust’s registration statement with the SEC.

Distributor and Distribution and Service Plan

Foreside Funds Distributors LLC (“Foreside”) serves as the fund’s distributor. Foreside does not distribute fund shares in less than creation units, nor does it maintain a secondary market in fund shares. Foreside may enter into selected agreements with other broker-dealers or other qualified financial institutions for the sale of creation units of fund shares. Foreside also serves as distributor for other affiliated mutual funds.

The Board of Trustees of the Trust has adopted, but not activated, a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Acquiring Fund.

Under the Plan, the fund is authorized to pay fees in connection with the sale and distribution of its shares in an amount up to 0.25% of the fund’s average daily net assets each year. No payments pursuant to the Plan will be made through at least the next twelve (12) months of operation. Additionally, the implementation of any such payments would have to be approved by the Board of Trustees prior to implementation. Because these fees would be paid out of the Acquiring Fund’s assets on an ongoing basis, if payments are made in the future, these fees will increase the cost of your investment and will cost you more over time.

Additional Tax Information

The following discussion is a summary of certain important U.S. federal income tax considerations generally applicable to an investment in the Acquiring Fund. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the fund, or the tax consequences of an investment in the fund. An investment in the fund may have other tax implications. Please consult a tax advisor about the applicable federal, state, local, foreign or other tax laws. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.

Tax Status of the Fund. The fund intends to elect and intends to qualify for the special tax treatment afforded a regulated investment company (“RIC”) under the Code. If the fund meets certain minimum distribution requirements, as a RIC it is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, if the fund fails to qualify as a RIC or to meet minimum distribution requirements, it would result in fund-level taxation if certain relief provisions were not available, and consequently a reduction in income available for distribution to shareholders. Unless you are a tax-exempt entity or your investment in the fund’s shares is made through a tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the fund makes distributions, you sell fund shares and you purchase or redeem Creation Units (Authorized Participants only).

Taxes on Distributions.

In general, distributions are subject to federal income tax when they are paid, whether the distributions are taken in cash or reinvested in the fund. The income dividends and short-term capital gains distributions received from the fund will be taxed as either ordinary income or qualified dividend income. Distributions from the fund’s short-term capital gains are generally taxable as ordinary income. Subject to certain limitations, dividends that are reported by the fund as qualified dividend income are taxable to non-corporate shareholders at rates of up to 20%. Any distributions of the fund’s net capital gains are taxable as long-term capital gain regardless of how long fund shares have been owned by an investor. Long-term capital gains are generally taxed to non-corporate shareholders at rates of up to 20%. Distributions in excess of the fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of the investor’ basis in the fund’s shares, and, in general, as capital gain thereafter.

In general, dividends may be reported by the fund as qualified dividend income if they are attributable to qualified dividend income received by the fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by the fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend. These holding period requirements will also apply to investor ownership of fund shares. Holding periods may be suspended for these purposes for stock that is hedged. It is expected that dividends received by the fund from a REIT and distributed from the fund to a shareholder generally will not be treated as qualified dividend income. Additionally, income derived in connection with the fund’s securities lending activities will not be treated as qualified dividend income.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of fund shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the fund that are attributable to dividends received by the fund from U.S. corporations, subject to certain limitations. The fund’s investment strategies may significantly limit its ability to distribute dividends eligible for the dividends-received deduction for corporations.

If an investor lends fund shares pursuant to securities lending arrangements, the investor may lose the ability to treat fund dividends (paid while the fund shares are held by the borrower) as qualified dividend income. Please consult a financial intermediary or tax advisor to discuss the particular circumstances.

In general, your distributions are subject to federal income tax for the year in which they are paid. However, distributions paid in January, but declared by the fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to an investor in the calendar year in which they were declared.

A distribution will reduce the fund’s net asset value per fund share and may be taxable to a shareholder as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital. You should note that if you purchase shares of the fund just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and generally should be avoided by taxable investors.

The fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions shortly after the close of each calendar year.

Foreign Currency Transactions. The fund’s transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Income Taxes. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of the fund at the close of its taxable year consist of certain foreign stocks or securities, the fund may elect to “pass through” to shareholders certain foreign income taxes (including withholding taxes) paid by the fund. If the fund makes such an election, the shareholder will be considered to have received as an additional dividend the shareholder’s share of such foreign taxes, but the shareholder may be entitled to either a corresponding tax deduction in calculating the shareholder’s taxable income, or, subject to certain limitations, a credit in calculating the shareholder’s federal income tax. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If the fund does not so elect, the fund will be entitled to claim a deduction for certain foreign taxes incurred by the fund. Under certain circumstances, if the fund receives a refund of foreign taxes paid in respect of a prior year, the value of fund shares could be reduced or any foreign tax credits or deductions passed through to shareholders in respect of the fund’s foreign taxes for the current year could be reduced.

Investments in Certain Foreign Corporations. The fund may invest in foreign entities classified as passive foreign investment companies or “PFICs” or controlled foreign corporations or “CFCs” under the Code. PFIC and CFC investments are subject to complex rules that may under certain circumstances adversely affect the fund. Accordingly, investors should consult their own tax advisors and carefully consider the tax consequences of PFIC and CFC investments by the fund before making an investment in the fund. fund dividends attributable to dividends received from PFICs and CFCs generally will not be treated as qualified dividend income. Additional information pertaining to the potential tax consequences to the fund, and to the shareholders, from the fund’s potential investment in PFICs and CFCs can be found in the SAI.

Taxation of REIT Investments. The fund may invest in U.S. REITs. “Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Pursuant to proposed Treasury regulations on which the fund may rely, distributions by the fund to its shareholders that are attributable to qualified REIT dividends received by the fund and which the fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The fund is permitted to report such part of its dividends as section 199A dividends as are eligible but is not required to do so. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.

REITs in which the fund invests often do not provide complete and final tax information to the fund until after the time that the fund issues a tax reporting statement. As a result, the fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the fund (or a financial intermediary, such as a broker, through which a shareholder owns shares) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Investments in REIT equity securities may require the fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The fund’s investments in REIT equity securities may at other times result in the fund’s receipt of cash in excess of the REIT’s earnings; if the fund distributes these amounts, these distributions could constitute a return of capital to the fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will generally be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to shareholders as a capital gain distribution. Dividends received by the fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

Taxes on Share Sales. Each sale of shares of the fund will generally be a taxable event. Assuming a shareholder holds shares of the fund as capital assets, any capital gain or loss realized upon a sale of fund shares is generally treated as long-term capital gain or loss if fund shares have been held for more than one year and as short-term capital gain or loss if fund shares have been held for one year or less, except that any capital loss on the sale of fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such fund shares. Any loss realized on a sale will be disallowed to the extent shares of the fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of such shares. The ability to deduct capital losses may be limited.

Taxes on Creations and Redemptions of Creation Units. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” (for an Authorized Participant who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. Authorized Participants exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

When creating or redeeming Creation Units, a confirmation statement will be sent showing the number of fund shares purchased or sold with the applicable share price.

The Trust, on behalf of the fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the fund shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to Section 351 of the Code, the fund would have a basis in the securities different from the market value of the securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Trust does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the fund shares so ordered, own 80% or more of the outstanding shares of the fund, the purchaser (or group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

If the fund redeems Creation Units in cash in addition to, or in place of, the delivery of a basket of securities, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.

Certain Tax-Exempt Investors. The fund, if investing in certain limited real estate investments, may be required to pass through certain “excess inclusion income” and other income as “unrelated business taxable income” (“UBTI”). Prior to investing in the fund, tax-exempt investors sensitive to UBTI should consult their tax advisors regarding this issue and IRS pronouncements addressing the treatment of such income in the hands of such investors. Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Non-U.S. Investors. Ordinary income dividends paid by the fund to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax (other than distributions reported by the fund as interest-related dividends and short-term capital gain dividends), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. In general, the fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest, and the fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Gains on the sale of fund shares and dividends that are, in each case, effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding. The fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Tax Issues. The fund may be subject to tax in certain states where the fund does business (or is treated as doing business as a result of its investments). Furthermore, in those states which have income tax laws, the tax treatment of the fund and of fund shareholders with respect to distributions by the fund may differ from federal tax treatment.

The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the fund. It is not a substitute for personal tax advice. Consult a personal tax advisor about the potential tax consequences of an investment in the fund under all applicable tax laws.

General Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the fund. However, Rule 12d1-4 permits registered investment companies to invest in the fund beyond the limits in Section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with the Trust.

FINANCIAL HIGHLIGHTS OF THE ACQUIRING FUND

The Acquiring Fund is new and has no performance history as of the date of this combined Information Statement/Prospectus. Financial information for the fund therefore is not available. As a result, the Financial Highlights information presented below for the fund is the financial history of the Acquired Fund, which is expected to be reorganized into the Acquiring Fund. Prior to the Reorganization, the Acquiring Fund was a “shell” fund with no assets and had not commenced operations.

The Financial Highlights present the Acquired Fund’s financial performance for the period June 30, 2022 (commencement of operations of the Acquired Fund) through April 30, 2023, for the fiscal year ended April 30, 2024, and for the six months ended October 31, 2024 (unaudited). Certain information reflects financial results for a single fund share. Total return represents the rate you would have earned (or lost) on an investment in the Acquired Fund, assuming reinvestment of all dividends and distributions. The information for the period ended April 30, 2023 and the fiscal year ended April 30, 2024 has been derived from financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the fund’s financial statements, is included in the fund’s Annual Report. The fund’s 2024 Annual Report and Semi-Annual Report for the six months ended October 31, 2024 are incorporated by reference into the fund’s SAI. The information for the six months ended October 31, 2024 has not been audited and is included in the Fund’s Semi-Annual Report. The Fund’s Annual Report and Semi-Annual Report are available upon request by calling toll free at (888) 426-7515, or visiting the website at https://www.polencapital.com/strategies/bank-loan-fund.

Polen Bank Loan Fund

	(Unaudited) For the Six Months Ended October 31		For the Year Ended April 30,	For the Period From June 30, 2022 to April 30,
Institutional Class Shares	2024		2024	2023*
Per Share Operating Performance
Net asset value, beginning of year/period	$10.25		$10.03	$10.00
Net investment income(1)	0.50		1.01	0.67
Net realized and unrealized gain on investments	(0.15)		0.24	0.01
Total from investment operations	0.35		1.25	0.68
Dividends and distributions to shareholders from:
Net investment income	(0.50)		(1.01)	(0.64)
Net realized capital gains	-		(0.02)	(0.01)
Total dividends and distributions to shareholders	(0.50)		(1.03)	(0.65)
Net asset value, end of year/period	$10.10		$10.25	$10.03
Total investment return(2)	3.44%		13.09%	7.12%
Ratios/Supplemental Data
Net assets, end of period (in 000s)	$9,117		$9,178	$7,725
Ratio of expenses to average net assets	0.75	%(3)	0.75%	0.75	%(3)
Ratio of expenses to average net assets without waivers(4)	1.85	%(3)	2.11%	3.19	%(3)
Ratio of net investment income to average net assets	9.66	%(3)	10.00%	8.11	%(3)
Portfolio turnover rate	39	%(5)	120%	22	%(5)

*	Commencement of operations on June 30, 2022.
1	The selected per share data was calculated using the average shares outstanding method for the period.
2	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
3	Annualized.
4	During the period, certain fees were waved. If such fee waivers had not occurred, the ratios would have been as indicated.
5	Not annualized.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Acquired Fund for its fiscal year ended April 30, 2024 have been incorporated by reference in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Acquiring Fund, given on their authority as experts in accounting and auditing.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [__] day of [__], 2025, between the Polen Floating Rate Income ETF (the “Acquiring Fund”), a newly created series of FundVantage Trust (the “Trust”), and the Polen Bank Loan Fund (the “Acquired Fund,” and collectively with the Acquiring Fund, the “Funds”), each a series of the Trust; and, for purposes of paragraph 9.1 only, Polen Capital Credit, LLC (the “Adviser”). The Trust is a Delaware statutory trust with its principal place of business at 103 Bellevue Parkway, Wilmington, DE 19809.

WHEREAS, the reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Acquired Fund in exchange solely for the shares of beneficial interest, no par value per share, of the Acquiring Fund; (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (iii) the distribution of the shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided in this Agreement, all upon the terms and conditions set forth in this Agreement. Following its liquidation, the Acquired Fund will be dissolved. The Acquiring Fund is and will be immediately prior to Closing (as defined in Section 3.1), a shell series, without assets (other than seed capital).

WHEREAS, the parties intend that the Reorganization shall qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

WHEREAS, the Acquiring Fund and the Acquired Fund are each an open-end, registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund and the Acquired Fund are each authorized to issue shares of beneficial interest;

WHEREAS, the Board of Trustees (the “Board”) of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), has determined that the Reorganization will be in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board, including a majority of the Independent Trustees, has determined that it is in the best interests of the Acquired Fund to exchange all of its assets and liabilities for Acquiring Fund Shares (as defined below) and that the interests of the existing shareholders of the Acquired Fund and the Acquiring Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements set forth in this Agreement, the parties covenant and agree as follows:

ARTICLE I
TRANSFER OF ASSETS OF the ACQUIRED FUND IN EXCHANGE FOR THE
ACQUIRING FUND SHARES AND ASSUMPTION OF ACQUIRED FUND
LIABILITIES AND LIQUIDATION OF the ACQUIRED FUND

1.1. THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Acquired Fund’s assets (i) to deliver to the Acquired Fund full and fractional shares of the Acquiring Fund (“Acquiring Fund Shares”), computed in the manner and as of the time and date set forth in Article II; and (ii) to assume all of the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2. ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date thereof. The Acquired Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The assets of the Acquired Fund shall be delivered to the Acquiring Fund free and clear of all liens, encumbrances, hypothecations and claims whatsoever, and there shall be no restrictions on the full transfer thereof (except for those imposed by the federal or state securities laws). The Acquired Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

1.3. LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

1.4. LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is reasonably practicable (the “Liquidation Date”), (a) the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund’s shareholders of record (the “Acquired Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined below), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Information Statement/Prospectus on Form N-14 which will be distributed to shareholders of the Acquired Fund.

1.6. TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7. REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

1.8. TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Acquired Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II
VALUATION

2.1. VALUATION OF ASSETS. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2. VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share of the Acquiring Fund computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

2.3. SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Acquired Fund’s assets shall be determined by dividing the net asset value per share of the Acquired Fund by the net asset value per share of the Acquiring Fund on the Valuation Date, determined in accordance with paragraph 2.2. Shareholders of record of the Acquired Fund at the Closing Date shall be credited with full and fractional shares of the Acquiring Fund. All Acquiring Fund shares delivered to an Acquired Fund Shareholder will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

2.4. DETERMINATION OF VALUE. All computations of value shall be made by BNY Mellon Investment Servicing (US) Inc., the Acquiring Fund’s and the Acquired Fund’s accounting agent, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and the Acquired Fund.

ARTICLE III
CLOSING AND CLOSING DATE

3.1. CLOSING DATE. The closing of the Reorganization (the “Closing”) shall take place on or about March 21, 2025 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 8:00 a.m. Eastern Time at the offices of the Trust, or at such other time and/or place as the parties may agree.

3.2. EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that an accurate determination of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3. TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

4.1. REPRESENTATIONS OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of Delaware.

(b) The Acquired Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, is in full force and effect.

(c) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

(f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g) The audited financial statements of the Acquired Fund dated April 30, 2024 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

(h) Since April 30, 2024, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j) For each taxable year since commencement of the Acquired Fund’s operation (and in the case of the taxable year that includes, but does not end on, the Closing Date, for that portion of such taxable year ending with the Closing), the Acquired Fund: (i) has been (or is expected to be) a “fund”, as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, (ii) has met (or is expected to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company” (“RIC”) and has elected to be treated as such, (iii) has been (or is expected to be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and (iv) has not been (and is not expected to be), liable for any material income or excise tax under Section 852 or 4982 of the Code. The Acquired Fund has paid or made provision for the payment of any Tax liability under Sections 852 or 4982 of the Code for any period ended on or before the Closing Date. The Acquired Fund has not taken any action or caused any action to be taken or caused any action to fail to be taken which action or failure could reasonably be expected to cause the Acquired Fund to fail to qualify as a RIC. The Acquired Fund does not have (and is not expected to have as of Closing) current or accumulated earnings and profits accumulated in any taxable year for which the provisions of Part I of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to the Acquired Fund.

(k) The Acquired Fund is not under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code);

(l) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

(m) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(n) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund and this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(p) The Acquired Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which includes an information statement of the Acquired Fund (the “Information Statement/Prospectus”), all of which shall be included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended and the 1940 Act. The Information Statement/Prospectus included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Acquired Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2. REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of Delaware.

(b) The Acquiring Fund operates as an “exchange traded fund” in reliance on Rule 6c-11 under the 1940 Act and is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) The current prospectus and statement of additional information, as of the date of the Information Statement/Prospectus, of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust’s Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) The Acquiring Fund has not yet commenced operations. The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Trust, formed for the purpose of acquiring the Assets and assuming the Liabilities of the Acquired Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the Adviser or an affiliate thereof to secure any required initial shareholder approvals;

(g) As of the Closing Date, no federal, state or other Tax Returns of the Acquiring Fund will have been required by law to have been filed, and no Taxes will be due by the Acquiring Fund. As of the Closing Date, the Acquiring Fund will not have been required to pay any assessments and the Acquiring Fund will not have any Tax liabilities. Consequently, as of the Closing Date, the Acquiring Fund will not be under examination or audit by the Service or any state, local or foreign Tax authority and there will have been no Tax assessment asserted with respect to the Acquiring Fund, no levies, liens or other encumbrances on the Acquiring Fund, and no waivers of the time to assess any Taxes.

(h) The Acquiring Fund will take all steps necessary to ensure that it is eligible and qualifies for taxation as a regulated investment company under Subchapter M of the Code for its taxable year which includes the Closing Date, will elect to be a regulated investment company under Subchapter M of the Code, and is, or will be as of the Closing Date, a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code.

(i) The Trust, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the trustees of the Trust, on behalf of the Acquiring Fund, and subject to the due authorization, execution and delivery of the Agreement by the other parties thereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principle.

(j) The shares of the Acquiring Fund to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and will be fully paid and non-assessable by the Trust.

(k) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by the Adviser or an affiliate thereof

(l) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

(m) The Information Statement/Prospectus included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V
COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. OPERATION IN ORDINARY COURSE. The Acquired Fund will (i) operate its business in the ordinary course and substantially in accordance with past practice between the date hereof and the Closing Date, it being understood that, with respect to the Acquired Fund, such ordinary course of business may include purchases and sales of portfolio securities and other instruments, sales and redemptions of the Acquired Fund’s shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Acquired Fund in the ordinary course in all material respects. The Acquiring Fund shall take such actions as are customary to the organization of a new series prior to its commencement of operations. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2. INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3. ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.4. FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5. TAX-FREE REORGANIZATION. It is the intention of the parties that the transaction contemplated by this Agreement with respect to the Acquired Fund and the Acquiring Fund will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken, including, without limitation, the filing of any tax return, that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Trust’s President or Vice President, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2. The Acquired Fund shall have delivered to the Acquiring Fund an unaudited statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Valuation Date, certified by the Treasurer or Assistant Treasurer of the Trust.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2. All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.3. The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.4. The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Acquired Fund Shareholders all of the Acquired Fund’s investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Acquired Fund’s net tax exempt income and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

8.5. Each of the Acquiring Fund and the Acquired Fund shall have received a favorable opinion of Troutman Pepper Locke LLP substantially to the effect that, for federal income tax purposes:

(a) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the Acquiring Fund’s Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such Acquiring Fund Shares by the Acquired Fund in complete liquidation to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares, all as provided in the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) Under Code Sections 361(a) or 357(a), no gain or loss will be recognized by the Acquired Fund upon the transfer of all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

(c) Under Code Section 1032, no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund as contemplated in the Agreement;

(d) Under Code Section 361(c)(1), no gain or loss will be recognized by the Acquired Fund upon the distribution (whether actual or constructive) of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund pursuant to the Agreement;

(e) Under Code Section 362(b), the tax basis of each asset of the Acquired Fund received by the Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization;

(f) Under Code Section 1223(2), the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

(g) Under Code Section 354, no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares solely for the Acquiring Fund Shares in the Reorganization (including fractional shares to which they may be entitled);

(h) Under Code Section 358, the aggregate tax basis of the Acquiring Fund Shares to be received by the Acquired Fund Shareholders pursuant to the Reorganization (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor by such shareholder; and

(i) Under Code Section 1223(1), the Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares to be received by the Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held, provided that the Acquired Fund Shareholder held the Acquired Fund Shares as a capital asset on the date of the Reorganization.

(j) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

No opinion will be expressed as to (1) the effect of the Reorganization on the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code; (2) the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles upon the transfer of such asset regardless of whether such transfer would otherwise be a non-recognition transaction; (3) the effect of a Reorganization on the Acquired Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting (including under Section 1256 of the Code); (4) any limitations on the use or availability of capital losses, net operating losses, unrealized gain or loss or other losses under the Code; or (5) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions, limitations and such representations as Troutman Pepper Locke LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX
EXPENSES

9.1. Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Adviser, the investment adviser to the Funds. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund Shareholders are residents as of the date of the mailing of the Information Statement/Prospectus to such shareholders; (d) postage; (e) printing; (f) accounting fees; and (g) legal fees.

ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI
TERMINATION

11.1. This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the Trust, or its Trustees or officers, to the other party, but the Adviser shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

ARTICLE XII
AMENDMENTS

12.1. This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW;
ASSIGNMENT; LIMITATION OF LIABILITY

13.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of law provisions thereof.

13.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

13.5. With respect to the Trust, the name used in this Agreement refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting under Delaware organizational documents, which are referred to and are also on file at the principal offices of the Funds. The obligations of the Funds entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Funds, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Funds personally, but bind only the trust property of each series, as applicable, and all persons dealing with the Acquired Fund and the Acquiring Fund must look solely to the Trust’s property belonging to the Acquired Fund and the Acquiring Fund for the enforcement of any claims against the Acquired Fund and the Acquiring Fund, respectively.

IN WITNESS WHEREOF, the duly authorized officers of the Parties, including Polen Capital Credit, LLC, have signed and delivered this Agreement as of the day and year first above written.

FUNDVANTAGE TRUST, on behalf of each of its separate series reflected on Exhibit A

By:
Joel L. Weiss
President

For purposes of 9.1 only:
POLEN CAPITAL CREDIT, LLC

By:
Joshua L. McCarthy
General Counsel and Chief Compliance Officer

EXHIBIT A

The following chart shows (i) the Acquired Fund and (ii) the Acquiring Fund:

Acquired Fund, a series of FUNDVANTAGE TRUST	Acquiring Fund, a series of FUNDVANTAGE TRUST
Polen Bank Loan Fund	Polen Floating Rate Income ETF

POLEN FLOATING RATE INCOME ETF

(a series of FundVantage Trust)

103 Bellevue Parkway

Wilmington, DE 19809

(856) 528-3500

STATEMENT OF ADDITIONAL INFORMATION

February 21, 2025

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related combined Information Statement/Prospectus dated February 21, 2025, which covers the shares of Polen Floating Rate Income ETF (the “Acquiring Fund”) to be issued in exchange for shares of Polen Bank Loan Fund (the “Acquired Fund”) (the “Reorganization”). Please retain this SAI for further reference.

The Prospectus is available to you from the Trust free of charge by calling (888) 426-7515.

Page
INTRODUCTION	SAI-2
EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE	SAI-2
ADDITIONAL INFORMATION ABOUT EACH POLEN FUND	SAI-2
SUPPLEMENTAL FINANCIAL INFORMATION	SAI-2

SAI-1

INTRODUCTION

This SAI is intended to supplement the information provided in the combined Information Statement/ Prospectus dated February 21, 2025 (the “Information Statement/Prospectus”) relating to the Reorganization of the Acquired Fund with the Acquiring Fund.

EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.

1.	Polen Bank Loan Fund’s Statement of Additional Information dated September 1, 2024 (File Nos. 333-141120 and 811-22027), as filed with the Securities and Exchange Commission on August 28, 2024 (Accession No. 0001829126-24-005904) is incorporated herein by reference.

2.	Polen Bank Loan Fund’s Annual Report for the fiscal year ended April 30, 2024 (File No. 811-22027), as filed with the Securities and Exchange Commission on July 8, 2024 (Accession 0001193125-24-176280) is incorporated herein by reference.

3.	Polen Bank Loan Fund’s Semi-Annual Report for the six months ended October 31, 2024 (File No. 811-22027) as filed with the Securities and Exchange Commission on December 30, 2024 (Accession No. 0001193125-24-286717) is incorporated herein by reference.

4.	Polen Floating Rate Income ETF’s Preliminary Statement of Additional Information dated December 19, 2024 (File Nos. 333-141120 and 811-22027), as filed with the Securities and Exchange Commission on December 19, 2024 (Accession No. 0001829126-24-008395) is incorporated herein by reference.

ADDITIONAL INFORMATION ABOUT EACH POLEN FUND

Additional information about each Polen Fund can be found in the most recent SAI of each Polen Fund, which is incorporated by reference into this registration statement.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees and expenses of the Acquired Fund, and the fees and expenses of the combined fund on a pro forma basis after giving effect to the Reorganization, are included in the “Comparison of Fees and Expenses” section in the Combined Information Statement/Prospectus.

The Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to investment restrictions. As a result, a schedule of investments of the Acquired Fund modified to show the effects of such change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Acquired Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization. The Acquired Fund does not expect to undertake any material portfolio repositioning in connection with the Reorganization. In addition, the Acquiring Fund will be the surviving fund of the Reorganization for accounting purposes. There are no material differences in the accounting, valuation and tax policies of the Acquired Fund as compared to those of the Acquiring Fund.

SAI-2